Prospectus Supplement	July 12, 2010

PUTNAM VT RESEARCH FUND Prospectuses dated April 30, 2010

The subsection Your fund’s management in the Fund summary or Fund summaries section is deleted in its entirety and replaced with the following disclosure:

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Kelsey Chen, Portfolio Manager, portfolio manager of the fund since 2010

Steven Curbow, Portfolio Manager, portfolio manager of the fund since 2010

George Gianarikas, Portfolio Manager, portfolio manager of the fund since 2010

Ferat Ongoren, Portfolio Manager, portfolio manager of the fund since 2010

Walter Scully, Portfolio Manager, portfolio manager of the fund since 2010

Michael Yogg, Portfolio Manager, portfolio manager of the fund since 2010

The section Who oversees and manages the fund? or Who oversees and manages the funds? is supplemented to reflect that the officers of Putnam Management primarily responsible for the day-to-day management of the fund’s portfolio are now Kelsey Chen, Steven Curbow, George Gianarikas, Ferat Ongoren, Walter Scully and Michael Yogg.

Ms. Chen became a Portfolio Manager of the fund in 2010. From 2000 to present, she has been employed by Putnam Management, currently as a Portfolio Manager and previously as an Analyst and Sector Team Leader.

Mr. Curbow became a Portfolio Manager of the fund in 2010. From 2008 to present, he has been employed by Putnam Management, currently as a Portfolio Manager and previously as an Analyst. Before 2008, he was employed by Independence Investments L.L.C. as an Analyst, Portfolio Manager and Director of Fundamental Research.

Mr. Gianarikas became a Portfolio Manager of the fund in 2010. From 2009 to present, he has been employed by Putnam Management, currently as a Portfolio Manager and previously as an Analyst and Sector Team Leader. From 2007 to 2008, he was employed by Wellington Management Company as a Global Industry Analyst. Before 2007, he was employed by RiverSource Investments as an Equity Analyst.

Mr. Ongoren became a Portfolio Manager of the fund in 2010. From 2009 to present, he has been employed by Putnam Management, currently as a Portfolio Manager and previously as an Analyst. Before 2009, he was employed by Citigroup, Inc. as Director of Industrials Sector.

Mr. Scully became a Portfolio Manager of the fund in 2010. From 1996 to present, he has been employed by Putnam Management, currently as a Portfolio Manager and previously as an Analyst.

Mr. Yogg became a Portfolio Manager of the fund in 2010. From 1997 to present, he has been employed by Putnam Management, currently as a Portfolio Manager and previously as an Analyst and as Sector Team Leader and Associate Director of the Global Equity Research Team.

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